EXHIBIT 99.1

                           LETTERHEAD OF TEN STIX INC.





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with Amendment No. 2 to the Quarterly Report on Form 10-QSB for the nine-month period ended September 30, 2002 of Ten Stix Inc., a Colorado corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), we, Thomas E. Sawyer, President, Treasurer and Chief Executive Officer of the Company, and Tony A. Cranford, Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   we, Thomas E. Sawyer and Tony A. Cranford, have read the Quarterly
          Report;

     2. to the best of our knowledge, the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended;

     3. to the best of our knowledge, the information in the Quarterly Report is true in all important respects as of the nine-month period ended September 30, 2002;

     4. the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company; and

     5. the Quarterly Report contains all information about the Company of which we are aware that we believe is important to a reasonable investor as of the nine-month period ended September 30, 2002.


                                           /s/ Thomas E. Sawyer
                                           -------------------------------------
                                           Thomas E. Sawyer, President/Treasurer
                                           and Chief Executive Officer

                                           /s/ Tony A. Cranford
                                           -------------------------------------
                                           Tony A. Cranford, Vice President

                                           January 3, 2002